
Avidbank

Avidbank Holdings, Inc.

Investor Presentation | Q4 2025

Safe Harbor Statement and Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of U.S. federal securities laws, which involve risks and uncertainties. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements include statements concerning our possible or assumed financial condition, results of operations, including descriptions of our business plans, strategy and expectations, capital and financing needs and liquidity and regulatory and competitive outlook. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other variations or comparable terminology and expressions. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. We caution that the forward-looking information and statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: uncertain market conditions and economic trends nationally, regionally and particularly in the Bay Area (which we define as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano, and Sonoma) and California; economic conditions affecting the venture capital and private equity industries, including any decline in overall portfolio company investment, merger and acquisition activity and other liquidity events affecting venture and private equity fund and their portfolio companies; risks related to the concentration of our business in California, and specifically within the Bay Area, including risks associated with any downturn in the real estate sector; incurrence of losses in connection with the repositioning of our available-for-sale securities portfolio utilizing the proceeds from our recently completed public offering; the effects of a prolonged government shutdown; the occurrence of significant natural disasters, including fires and earthquakes, and acts of war or terrorism; our ability to conduct our business could be disrupted by natural or man-made disasters, including the effects of pandemic viruses; changes in market interest rates that affect the pricing of our loans and deposits and our net interest income; risks related to our strategic focus on lending to small to medium-sized businesses; the sufficiency of the assumptions and estimates we make in establishing reserves for potential loan losses and the value of loan collateral and securities; our ability to attract and retain executive officers and key employees and their client and community relationships; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality and losses in our loan portfolio; the costs of, effects and results of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to; the results of regulatory examinations or reviews and the effect of and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; our level of nonperforming assets and the costs associated with resolving problem loans; our ability to maintain adequate liquidity and to raise necessary capital to fund our growth strategy and operations or to meet increased minimum regulatory capital levels; the effects of increased competition from a wide variety of local, regional, national and other providers of financial services; technological changes and developments; negative trends in our market capitalization and adverse changes in the price of our common stock; risks associated with unauthorized access, cyber-crime and other threats to data security; the effects of any strategic transactions we may make or evaluate, and the costs associated with any potential or actual strategic transaction; our ability to comply with various governmental and regulatory requirements applicable to financial institutions, including supervisory actions by federal and state banking agencies; the impact of recent and future legislative and regulatory changes, including changes in banking, accounting, securities and tax laws and regulations and their application by our regulators, and economic stimulus programs; governmental monetary and fiscal policies, including the policies of the Federal Reserve and policies related to tariffs; our ability to implement, maintain and improve effective internal controls; our use of the net proceeds from our recent public offering; and our success at managing any of the risks involved any of the foregoing items. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's filings with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q under the heading "Risk Factors" therein and available at the SEC's Internet site www.sec.gov. The foregoing factors should not be considered exhaustive. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Safe Harbor Statement and Disclaimer (continued)

Industry Information

Within this presentation, we reference certain industry and sector information and statistics. We have obtained this information and statistics from various independent, third-party sources. Nothing in the data used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of internal surveys and independent sources. We believe that these external sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the demographic, economic, employment, industry and trade association data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. Finally, forward-looking information obtained from these third-party sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). This presentation also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. Management has presented these non-GAAP financial measures because we believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Management believes that adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted efficiency ratio and taxable equivalent net interest income are reasonable measures to understand the Company's core operating performance and are important to many investors who are interested in understanding our profitability prospects from our core operations.

However, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those we use for the non-GAAP financial measures we disclose but may calculate them differently. You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons. For a description of the non-GAAP financial information included herein and reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

Diversified Commercial Bank Positioned for Growth

Overview

- Founded in 2003 with roots in dynamic Bay Area and a national expansion strategy
- Disciplined underwriting approach with a proven track record of solid asset quality through various economic cycles
- Efficient footprint with one full-service branch and two loan production offices
- Historically strong loan and deposit growth

Recent Highlights

- Completed IPO in August 2025 and repositioned AFS investment portfolio
- Immediate improvement in profitability and strengthened capital position

Q4 2025 Income Highlights
$25.66 Book value per share
$0.65 Diluted earnings per share
1.12% Return on average assets
4.13% Net interest margin
51.72% Efficiency Ratio

Financial data as of the three months ended December 31, 2025

Our Business Model

Local Bay Area Focus			Growing National Presence	
Corporate Banking	**Commercial Real Estate**	**Construction Lending**	**Venture Lending & Fund Finance**	**Specialty Finance**
▪ Traditional core commercial banking ▪ Provides high touch service that enables our local clients to meet their financing needs and manage their cash ▪ Focus on commercial customers throughout the Bay Area	▪ Provides a range of financing options at competitive rates and terms for seasoned, stabilized asset, or potential "value-add" opportunities ▪ Focus on commercial, multi-family and mixed-use investment properties throughout the Bay Area	▪ Provides land acquisition loans, pre-development loans and construction loans on residential, commercial and mixed-use properties ▪ Primary focus is residential properties in desirable Bay Area neighborhoods	▪ Comprehensive suite of banking and financing solutions for technology sector entrepreneurs and their investors ▪ Venture-backed companies generate higher volumes of deposits relative to borrowing needs ▪ High-touch, relationship-based approach	▪ Provides creative financing solutions to emerging growth and established companies across the U.S. ▪ Lending focus includes asset-based lending, AR financing, and M&A sponsor finance ▪ High-touch, relationship-based approach

Bay Area Core, Expanding National Reach



San Francisco Bay Area[1]
LPO
San Francisco
LPO
Redwood City
Branch and HQ
San Jose



AVBH Headquarters

Primary Lending Area

Banking Relationships

Avidbank serves clients in 39 states with team members located in key innovation hubs nationwide
26% of loan balances are outside of California, driven by targeted growth in Venture and Specialty Finance

[1]Bay Area defined as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano, and Sonoma

Q4 2025 Balance Sheet

Results as of and for

$ in thousands	Q4 2025	Q3 2025	Q4 2024
Balance Sheet:			
Cash and Cash Equivalents	$ 154,569	$ 177,319	$ 82,701
Investment Securities	218,160	173,588	296,556
Net Loans	2,126,178	1,937,560	1,846,263
Other Assets	70,736	73,987	78,968
Total Assets	$ 2,569,643	$ 2,362,454	$ 2,304,488
Noninterest Bearing Deposits	$ 556,972	$ 471,770	$ 414,327
Interest Bearing Deposits	1,629,101	1,577,388	1,477,028
Total Deposits	2,186,073	2,049,158	1,891,355
Subordinated Debt, Net	22,000	22,000	22,000
Short-Term Borrowings	60,000	-	185,000
Other Liabilities	20,591	18,183	19,771
Total Liabilities	2,288,664	2,089,341	2,118,126
Total Shareholders' Equity	280,979	273,113	186,362
Total Liabilities and Shareholders' Equity	$ 2,569,643	$ 2,362,454	$ 2,304,488

	Q4 2025	Q3 2025	Q4 2024
Balance Sheet and Capital Ratios:			
Tier 1 Leverage Ratio	11.2%	11.1%	10.4%
Common Equity Tier 1 Ratio	11.1%	11.7%	10.6%
Tier 1 Risk-Based Capital Ratio	11.1%	11.7%	10.6%
Total Risk-Based Capital Ratio	12.6%	13.5%	12.3%
Common Equity Ratio	10.9%	11.6%	8.1%
Asset Quality Data:			
Total ACL / Loans + Unfunded Commitments	1.15%	1.19%	1.12%
Nonperforming Assets to Total Assets	0.95%	0.12%	0.06%
Net Charge-Offs to Average Loans	0.30%	(0.01%)	0.93%

At December 31, 2025:

- Loans increased $190 million, or 38% annualized, from September 30, 2025 and $284 million, or 15%, from December 31, 2024.
- Average deposits increased $92 million, or 18% annualized, from the third quarter of 2025 and $242 million, or 13%, from the fourth quarter of 2024.
- Average noninterest bearing demand deposits increased $44 million compared to the third quarter of 2025 and $104 million compared to the fourth quarter of 2024. Period end noninterest bearing deposits increased $143 million, or 34%, year-over-year.
- Period-end deposits increased $137 million, or 27% annualized, from September 30, 2025.

Q4 2025 Income and Profitability

$ in thousands, except per share amounts	Results as of and for Q4 2025	Q3 2025	Q4 2024	2025	2024
Select Operating Data:					
Net Interest Income	$ 25,013	$ 22,650	$ 19,199	$ 87,305	$ 75,222
Provision for Credit Losses	2,838	1,355	779	5,118	4,096
Total Noninterest Income	1,767	(60,852)	1,840	(56,376)	6,010
Total Noninterest Expense	13,851	13,479	11,052	52,781	47,333
Income Before Income Taxes	10,091	(53,036)	9,208	(26,970)	29,803
Income Tax Expense	3,142	(15,301)	2,751	(7,417)	8,788
Net Income / (Loss)	$ 6,949	$ (37,735)	$ 6,457	$ (19,553)	$ 21,015
Net Income - adjusted[1]	$ 6,949	$ 6,707	$ 6,457	$ 24,889	$ 21,015
Per Share Data:					
Diluted Earnings / (Loss) Per Share	$ 0.65	$ (4.12)	$ 0.84	$ (2.25)	$ 2.76
Diluted Earnings Per Share - adjusted[1]	0.65	0.72	0.84	2.80	2.76
Book Value Per Share	25.66	25.00	23.57	25.66	23.57
Performance Ratios:					
Return on Average Assets - adjusted[1]	1.12%	1.13%	1.14%	1.06%	0.93%
Return on Average Equity - adjusted[1]	9.90%	11.23%	13.65%	10.95%	11.98%
Net Interest Margin	4.13%	3.90%	3.49%	3.80%	3.44%
Efficiency Ratio - adjusted[1]	51.7%	55.7%	52.5%	56.6%	58.3%

- Net income totaled $6.9 million and diluted EPS of $0.65 for the fourth quarter of 2025.
- In the fourth quarter of 2025, net interest margin expanded to 4.13% from 3.90% in the prior quarter and 3.49% in the fourth quarter of 2024.
- Book value per share was $25.66 at December 31, 2025, an increase of $0.66 from September 30, 2025, and an increase of $2.09 from December 31, 2024.

[1] Adjusted measures. See GAAP to non-GAAP reconciliation in Appendix for detail

Proven Organic Growth


Total Assets ($M)
$783
$917
$1,132
$1,431
$2,162
$2,133
$2,231
$2,304
$2,570
2017 – 2025 CAGR: 16%
2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y


Total Loans ($M)
$648
$807
$889
$993
$1,223
$1,554
$1,741
$1,865
$2,148
2017 – 2025 CAGR: 16%
2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y


Total Deposits ($M)
$646
$797
$973
$1,254
$1,979
$1,823
$1,654
$1,891
$2,186
2017 – 2025 CAGR: 16%
2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y


Loan / Deposit Ratio (%)
100%
101%
91%
79%
62%
85%
105%
99%
98%
2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y

Net Interest Margin Expansion

Net Interest Income ($) and Net Interest Margin (%)



Repositioning the investment portfolio, decreasing deposit costs, and growth in DDA have contributed to expanding margin
3.49%
3.52%
3.60%
3.90%
4.13%
$19,199
$19,352
$20,290
$22,650
$25,013
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

Net Interest Income Sensitivity



-200 bps shock
-100 bps shock
+100 bps shock
+200 bps shock
52% of loans floating at December 31, 2025
(2.6%)(2.4%)
3.7%
7.8%
(6.8%)
(4.3%)
5.7%
11.7%
(1.4%)(1.4%)
3.8%
8.0%
2025Q2
2025Q3
2025Q4

Historical Loan Yields (%)



Loan beta since rate decreases started in 2024: 51%
7.08%
6.96%
7.01%
6.98%
6.68%
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

Historical Deposit Cost (%)



Deposit beta since rate decreases started in 2024: 72%
2.94%
2.76%
2.78%
2.67%
2.39%
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

Improvement in Capital Ratios

Common Equity Ratio (%)


6.3%
6.4%
7.4%
8.1%
10.9%
2021Y
2022Y
2023Y
2024Y
2025Y

Tier 1 Leverage Ratio (%)


6.9%
9.5%
9.8%
10.4%
11.2%
2021Y
2022Y
2023Y
2024Y
2025Y

Tier 1 Risk Based Capital Ratio (%)


8.9%
9.8%
9.9%
10.6%
11.1%
2021Y
2022Y
2023Y
2024Y
2025Y

Total Risk Based Capital Ratio (%)


11.1%
11.8%
11.9%
12.3%
12.6%
2021Y
2022Y
2023Y
2024Y
2025Y

Diversified Lending Platform

- Diversified C&I lending verticals driving balanced, disciplined growth
- 16% loan CAGR since 2017, demonstrating history of consistent organic growth
- Commercial lending focus – C&I plus owner-occupied CRE account for 57% of total loans
- Diversified CRE book spans office, hotel, retail, industrial and more – no single-sector risk
- Targeted construction lending focused on residential builds in affluent Bay Area markets with experienced local developers

Loan Portfolio Interest Rate Comparison[1]



Fixed
23%
Adjustable
25%
Floating
52%
Total Loans at December 31, 2025:
$2.1B
21% of floating rate loans are at floor rates

Loan Portfolio by Type



CRE Owner Occupied, 8%
Residential Real Estate, 2%
Construction & Land, 9%
Multifamily, 12%
Non-Owner Occupied, 20%
Venture & Fund Finance, 18%
C&I
Sponsor Finance, 14%
Asset-Based Lending, 7%
Invoice Financing, 1%
Other C&I, 9%

Non-Owner Occupied CRE at 12/31/2025			
$s in 000s; % of total loans			
Office	$	147,708	7%
Retail		86,309	4%
Hotel/Motel		78,566	4%
Industrial		68,408	3%
Warehouse		16,611	1%
Other		26,505	1%
Total	**$**	**424,107**	**20%**

Average Non-Owner Occupied Office Loan Size: **$2.5M**

[1] Loan portfolio by type does not reflect the divisional breakdown; divisions may include loans across multiple product types

Disciplined Credit Culture and Minimal History of Losses

- Proven ability to manage credit through cycles with minimal loss history, even following tumultuous periods for the sector
- Low net-charge-offs, averaging just 6 bps annually since 2017
- Structured credit process combines efficient execution with strong controls, including:
  - Multi-level credit approval framework
  - Regular divisional portfolio reviews
  - Special Asset Committee meetings twice a month to review any watch, criticized, and classified loans
- Independent third-party reviews conducted annually on over 90% of loan balances
- Nonperforming assets represent 0.95% of total assets as of December 31, 2025, including two well-collateralized construction loans totaling $19.4 million

NPAs / Assets (%)



0.66%
0.18%
0.34%
0.25%
0.15%
0.67%
0.06%
0.06%
0.95%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

ACL / Loans + Unfunded Commitments (%) and NCOs / Avg Loans (%)



ACL / Loans + Unfunded Commitments
NCOs / Avg Loans
1.34%
1.26%
1.31%
1.30%
1.10%
1.09%
1.22%
1.12%
1.15%
(0.01%)
0.02%
(0.01%)
0.04%
0.29%
0.01%
0.01%
0.24%
0.07%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

Deposits by Design

- Multi-pronged deposit strategy links lending verticals with standalone initiatives
- Treasury Management team bolstered in 2023, helping to drive strong core deposit growth
- Venture Lending & Fund Finance drives funding with deposit generation well in excess of loan balances
- Corporate Banking and Specialty Finance are self-funding, supporting loan growth and broader balance sheet strength
- CRE and Construction are asset-focused with limited deposit generation



Deposit Engines Fund Loan Growth
Dollars in millions
Loans
Deposits
Venture Lending & Fund Finance
$377
$852
Corporate Banking
$423
$635
Specialty Finance
$485
$473
Treasury Management
$4
$145
Commercial Real Estate
$612
$43
Real Estate/Construction
$242
$21
Brokered/Other
$4
$16

Funding

- Period-end deposit growth of $295 million, or 16%, in 2025
- Noninterest bearing deposit growth of $143 million, or 34%, in 2025 and accounts for 25% of total deposits compared to 22% at December 31, 2024.
- $60 million in short-term borrowings at December 31, 2025, down from $360 million at December 31, 2023
- Expanded use of reciprocal deposit networks in response to the events of 2023 reduced uninsured deposits from 85% at December 31, 2022, to 42% at December 31, 2025
- Subordinated debt callable as of 4Q 2024, creating future flexibility

Borrowing Capacity

Data as of Dec. 31, 2025
Dollars in millions

	Capacity	Amount Used ($)	Amount Used (%)	Available
Federal Funds Line of Credit	$206	$60	29%	$146
FHLB	$530	–	–	$530
Unpledged Securities	$209	$9	4%	$200
FRB Discount Window	$854	–	–	$854
Available Contingent Capacity	**$1,799**	**$69**	**3.8%**	**$1,730**

Funding Composition

Dollars in millions / % of total funding



Non-IB Deposits
IB Deposits
Time Deposits
Subordinated Debt
Other Borrowings
$688
$808
$995
$1,275
$2,001
$1,975
$2,036
$2,098
$2,268
3%
1%
1%
71%
24%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

Securities Portfolio

- Repositioned investment portfolio with proceeds from IPO
- Sold $275 million in available-for-sale securities with an average yield of 1.82% for a loss of $62.4 million; purchased $205 million in available-for-sale securities with an average purchase yield of 4.57%
- At December 31, 2025, the portfolio totaled $218 million with a book yield of 4.60%, a duration of 3.5 years and average life of 4.8 years
- 100% of securities portfolio is classified as available for sale

Portfolio Composition



Agency MBS and CMOs, 95%
Total Securities at December 31, 2025:
$218M
Muni and other, 5%

Investment Portfolio / Total Assets (%) & Portfolio Yield (%)



Investment Portfolio / Total Assets (%)
Portfolio Yield (%)
Portfolio book yield at December 31, 2025: 4.60%
18%
21%
15%
13%
8%
1.62%
2.13%
2.28%
2.31%
2.86%
2021Y
2022Y
2023Y
2024Y
2025Y

Net Unrealized Loss on AFS Securities ($M)



2021Y
2022Y
2023Y
2024Y
2025Y
($6.6)
($83.3)
($68.8)
($72.6)
($0.3)

Appendix

Experienced Management Team



Mark D. Mordell – Chairman of the Board, President and Chief Executive Officer

- Joined the board of directors of the Bank in January of 2006, appointed Chairman in February of 2007, named CEO of Avidbank Holdings and the Bank in March 2012
- Brings over 30 years of financial services, real estate and diverse business experience to the Company
- In 1991 founded California Bavarian Corporation and its successor company, CBC Properties, LLC, which was a full service real estate investment and management organization based in Palo Alto
- Mr. Mordell holds various roles including Advisory Board Member to MMM Management, Inc., the strategic advisor to a family office based in San Francisco, Advisory Board Member of the Donovan & Bank Foundation, which assists Special Forces Operators transition into a life of peace, contentment and balance, and is involved in various community organizations including Stanford University, Peninsula Bridge, Sacred Heart Preparatory School and the Town of Portola Valley
- Mr. Mordell received a B.A. in Economics from Stanford University



Patrick Oakes – Executive Vice President and Chief Financial Officer

- Joined the Bank as EVP and CFO of Avidbank Holdings and the Bank in March 2022
- Came to the Company from Atlantic Capital Bancshares, Inc. (Nasdaq: ACBI, which subsequently merged into SouthState Bank, N.A.) where he served as EVP, CFO and Secretary from 2015 to 2022
- Previous roles include EVP and CFO of Square 1 Bank, EVP and CFO of Encore Bancshares, Inc, and Senior Vice President and Treasurer of Sterling Bank
- Mr. Oakes was named the Atlanta Business Chronicle's 2021 CFO of the Year among small public company CFOs
- Mr. Oakes is a Chartered Financial Analyst, and holds a Bachelor of Science in Electrical Engineering Technology degree from Texas A&M University and an MBA, International Finance from Richmond American University London



Gina Thoma-Peterson – Executive Vice President and Chief Operating Officer

- Joined the Bank as EVP and COO of Avidbank Holdings and the Bank in September 2019
- Previously spent eight years at MUFG Union Bank holding senior positions in global financial services enterprise and operational risk management, and comprehensive capital and analysis review (CCAR)
- Spent 12 years at PricewaterhouseCoopers (PwC) in San Francisco, with deep expertise in regulatory compliance, enterprise risk, financial reporting and operational resilience. Led advisory and audit services for the largest PwC portfolio of global, regional and community financial institutions in the Western U.S.
- Spent six years in bank supervision and regulatory compliance as an Associate National Bank Examiner for the Office of the Comptroller of the Currency, following four years in operational roles with community and regional banks in California and Washington
- Ms. Thoma-Peterson received her B.A. in Business Administration from the University of Washington

Experienced Management Team



Tami Laura Benedict – Executive Vice President and Chief of Staff
- Joined the Bank in 2006 as an online banking specialist, was promoted to Assistant VP and Operations Manager of the Bank in 2008, then to VP in 2012, where she took on the additional responsibility as the Deputy BSA (Bank Secrecy Act) Officer
- In June 2016, Ms. Benedict was promoted to Senior Vice President where she managed the day-to-day operations for Loan Services, Asset-Based Lending Operations, IT, the Branch, Deposit Operations, and Cash Management divisions of the Bank
- In August 2024, she was appointed Executive Vice President and Chief of Staff of the Bank



Victor DeMarco – Executive Vice President and Chief Legal Officer
- Joined in 2020 as the SVP and General Counsel of Avidbank Holdings and the Bank and was promoted to EVP and Chief Legal Officer in September 2024
- Founding member of Square 1 Bank, where he held several leadership positions and helped grow the Bank from inception through its IPO and merger with Pacific Western Bank
- Between February 2019 and September 2020, he practiced law with Smith Anderson representing many of the top venture banks in the country
- Mr. DeMarco received his B.S. in business from North Carolina State University, his MBA from the University of North Carolina at Chapel Hill, and his J.D. from North Carolina Central University



Lisa Foussianes – Executive Vice President and Chief Credit Officer
- Joined the Bank in October of 2023 as SVP in Credit and promoted to EVP and Chief Credit Officer in January 2026
- Previously she worked in venture lending, primarily as MD at Signature Bank and SVP at Square 1 Bank, spanning originations, portfolio management and credit
- Prior to her career in venture lending, she spent well over a decade in commercial real estate finance, including originations, workouts, CMBS and credit



Arthur Wasson – Executive Vice President and Chief Revenue Officer
- Joined the Bank as EVP, Treasury Management Services of the Bank in August 2023 and was promoted to Chief Revenue Officer in January 2026
- Previously served as the managing group director and was a founding member of the venture banking team at Signature Bank from 2019 to 2023
- Spent seven years at Square 1 Bank, subsequently acquired by Pacific Western Bank, most recently as EVP and Head of the Equity Funds Group and Global Treasury Management
- He began his banking career first at Merrill Lynch and later at Morgan Stanley in their private banking divisions
- Mr. Wasson received his B.S. in Accountancy from Villanova University and a J.D. from Albany Law School

Core Bay Area Banking Divisions

Lean Branch Footprint in the Attractive Bay Area



Mill Valley
LPO
San Francisco
Berkeley
Oakland
Tracy
Daly City
Hayward
Livermore
Pleasanton
Pacifica
Union City
San Mateo
Fremont
LPO
Redwood City
Branch and HQ
Sunnyvale
San Jose
Cupertino

San Jose – Sunnyvale – Santa Clara MSA

$156.7 Median HHI ($000s)	vs.	$78.8 Median HHI ($000s) Nationwide	9.8% Proj. HHI Growth ('25 – '30)	vs.	8.8% Proj. HHI Growth ('25 – '30) Nationwide

Bay Area Lending Divisions

Corporate Banking Division

- Focused on small to mid-sized commercial clients across diverse industries
- Clients typically demonstrate strong financial profiles, including profitability, low leverage, and high liquidity

Commercial Real Estate Division

- Provides term financing for commercial, multi-family, and mixed-use properties
- All commercial real estate loans are collateralized by investment properties in California

Construction Lending Division

- Primarily serves experienced local developers
- Finances all stages of residential projects, from land acquisition through construction

Bay Area Lending: Anchored in Three Long-Standing Divisions

Corporate Banking Division	Commercial Real Estate Division	Construction & Land Division
Provides traditional commercial and owner-occupied lending	*Provides financing for multifamily and non-owner-occupied real estate*	*Financing high quality residential property construction*
20%	*28%*	*11%*
of total loans	*of total loans*	*of total loans*

Note: Financial data as of December 31, 2025
Source: S&P Capital IQ Pro

Venture Business Banking Overview

Driving Core Deposit Growth Through Deep, Relationship-Based Lending in the Innovation Economy

- Launched in 2019, Avidbank's venture platform serves VC-backed tech companies and their investors nationwide
- Platform is highly self-funded, with client deposits meaningfully exceeding loan balances
- Deposit diversification is increasing as Avidbank expands into the fund finance business
- $852 million total deposits as of December 31, 2025; 72% tied to lending relationships
- Borrowers are required to bank with Avidbank which provides full visibility into cashflows and tighter credit control
- Clients are backed by institutional capital, with experienced sponsors providing support and stability
- National reach with a strong client base in the Bay Area and other key innovation hubs
- Positioned to capitalize on market disruption from 2023 through opportunistic talent and client acquisition
- Balanced mix of early, expansion and late-stage companies
- Avidbank receives equity warrants in connection with extending loan commitments to certain of its customers. As of December 31, 2025, Avidbank has a total of 141 warrant positions in 95 clients[1].

Venture Loans and Deposits



Loans
Deposits
Deposits/ Loans
Venture Lending
$274
$796
2.9x

Venture Lending Division

Venture Lending

Provides financing to VC-backed technology companies and their investors nationwide

18%

of total loans

Fund Finance

Provides capital call lines of credit to private equity and venture capital firms nationally

[1]Warrant positions are held at the holding company

Differentiated Self-Funding Specialty Finance Platform

Two Teams Provide Unique Credit Solutions While Generating Quality Deposits

Sponsor Finance Lending	Target Clients	Industries Served	
Provides funding for lower-middle market acquisitions *14%* *of total loans*	• Private equity-backed companies • Entrepreneurs using the search fund model • Institutional sponsors and family offices	• Software • Healthcare • Industrial services • Staffing	• Manufacturers • Behavioral health • Media • Retail • Education
Asset-Based Lending			
Secured by receivables and inventory *8%* *of total loans*	• Inventory-heavy or asset-intensive businesses • Companies seeking flexible working capital • Seasonal or growth stage businesses	• Manufacturers • Wholesalers • Distributors • Consumer	• Packaged goods companies • Business service providers

Note: Financial data as of December 31, 2025

Historical Balance Sheet

$ in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Cash and Cash Equivalents	$ 154,569	$ 82,701	$ 81,396	$ 47,288	$ 493,343	$ 154,569	$ 177,319	$ 129,923	$ 125,001	$ 82,701
Debt Securities Available-for-Sale	218,160	296,556	325,320	444,664	380,170	218,160	173,588	292,808	296,617	296,556
Loans, Net of Deferred Loan Fees	2,148,439	1,864,942	1,740,647	1,554,222	1,223,344	2,148,439	1,958,585	1,911,718	1,841,187	1,864,942
Allowance for Credit Losses on Loans	(22,261)	(18,679)	(19,131)	(16,481)	(13,054)	(22,261)	(21,025)	(19,624)	(18,722)	(18,679)
Net Loans	2,126,178	1,846,263	1,721,516	1,537,741	1,210,290	2,126,178	1,937,560	1,892,094	1,822,465	1,846,263
Bank Owned Life Insurance	13,045	12,674	12,315	32,747	31,875	13,045	12,953	12,857	12,764	12,674
Premises and Equipment, Net	1,526	2,331	3,297	4,163	4,565	1,526	1,739	1,927	2,118	2,331
Other Assets	56,165	63,963	86,992	66,665	42,235	56,165	59,295	62,520	60,957	63,963
Total Assets	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,569,643**	**$ 2,362,454**	**$ 2,392,129**	**$ 2,319,922**	**$ 2,304,488**
Deposits	$ 2,186,073	$ 1,891,355	$ 1,654,329	$ 1,823,235	$ 1,979,410	$ 2,186,073	$ 2,049,158	$ 2,002,781	$ 1,929,488	$ 1,891,355
Subordinated Debt, Net	22,000	22,000	21,906	21,805	21,703	22,000	22,000	22,000	22,000	22,000
Short-Term Borrowings	60,000	185,000	360,000	130,000	–	60,000	–	145,000	155,000	185,000
Other Liabilities	20,591	19,771	29,289	20,690	24,265	20,591	18,183	17,929	16,815	19,771
Total Liabilities	**$ 2,288,664**	**$ 2,118,126**	**$ 2,065,524**	**$ 1,995,730**	**$ 2,025,378**	**$ 2,288,664**	**$ 2,089,341**	**$ 2,187,710**	**$ 2,123,303**	**$ 2,118,126**
Common Stock	$ 169,990	$ 106,997	$ 104,499	$ 102,359	$ 72,799	$ 169,990	$ 169,342	$ 107,608	$ 106,839	$ 106,997
Retained Earnings	111,150	130,703	109,688	93,824	68,801	111,150	104,201	141,936	136,139	130,703
Accumulated Other Comprehensive Loss	(161)	(51,338)	(48,875)	(58,645)	(4,500)	(161)	(430)	(45,125)	(46,359)	(51,338)
Total Shareholders' Equity	**$ 280,979**	**$ 186,362**	**$ 165,312**	**$ 137,538**	**$ 137,100**	**$ 280,979**	**$ 273,113**	**$ 204,419**	**$ 196,619**	**$ 186,362**
Total Liabilities and Shareholders' Equity	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,569,643**	**$ 2,362,454**	**$ 2,392,129**	**$ 2,319,922**	**$ 2,304,488**

Historical Income Statement

$ in thousands except share data	Fiscal Year Ended December 31, 2025	2024	2023	2022	2021	Quarter Ended Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Interest and Fees on Loans	$ 132,825	$ 130,878	$ 112,494	$ 71,813	$ 50,823	$ 34,093	$ 33,880	$ 32,967	$ 31,885	$ 32,308
Interest on Debt Securities	6,883	7,162	8,658	9,877	3,606	2,274	1,157	1,703	1,749	1,770
Federal Home Loan Bank Dividends	735	752	690	367	272	185	184	181	185	185
Other Interest Income	5,307	3,649	3,140	1,342	456	1,775	2,033	793	706	681
Total Interest Income	**$ 145,750**	**$ 142,441**	**$ 124,982**	**$ 83,399**	**$ 55,157**	**$ 38,327**	**$ 37,254**	**$ 35,644**	**$ 34,525**	**$ 34,944**
Interest on Deposits	$ 53,159	$ 54,146	$ 36,414	$ 7,513	$ 2,618	$ 12,887	$ 13,776	$ 13,669	$ 12,827	$ 14,015
Interest on Borrowings	5,286	13,073	15,009	1,440	1,238	427	828	1,685	2,346	1,730
Total Interest Expense	**$ 58,445**	**$ 67,219**	**$ 51,423**	**$ 8,953**	**$ 3,856**	**$ 13,314**	**$ 14,604**	**$ 15,354**	**$ 15,173**	**$ 15,745**
Net Interest Income	**$ 87,305**	**$ 75,222**	**$ 73,559**	**$ 74,446**	**$ 51,301**	**$ 25,013**	**$ 22,650**	**$ 20,290**	**$ 19,352**	**$ 19,199**
Provision for Credit Losses	5,118	4,096	3,042	3,510	3,572	2,838	1,355	925	-	779
Net Interest Income After Provision for Credit Losses	**$ 82,187**	**$ 71,126**	**$ 70,517**	**$ 70,936**	**$ 47,729**	**$ 22,175**	**$ 19,365**	**$ 19,365**	**$ 19,352**	**$ 18,420**
Service Charges and Fees	$ 3,178	$ 2,600	$ 2,209	$ 2,617	$ 2,179	$ 797	$ 779	$ 840	$ 762	$ 649
Foreign Exchange Income	937	896	411	254	187	254	267	196	220	191
Bank-Owned Life Insurance Income	372	508	894	871	451	93	96	93	90	93
Warrant and Success Fee Income	648	65	23	281	477	375	-	273	-	65
(Loss) / Gain on Sale of Securities	(62,391)	-	(6,214)	(404)	735	-	(62,391)	-	-	-
Other income	880	1,941	25	684	1,012	248	397	136	99	842
Total Noninterest Income	**$ (56,376)**	**$ 6,010**	**$ (2,652)**	**$ 4,303**	**$ 5,041**	**$ 1,767**	**$ (60,852)**	**$ 1,538**	**$ 1,171**	**$ 1,840**
Salaries and Employee Benefits	$ 37,415	$ 32,499	$ 30,572	$ 29,102	$ 25,256	$ 9,574	$ 9,766	$ 8,978	$ 9,097	$ 7,389
Occupancy and Equipment	3,208	4,019	3,954	3,652	4,078	730	723	759	996	919
Data Processing	2,936	2,412	2,041	1,737	1,647	770	792	759	615	613
Regulatory Assessments	1,930	2,083	1,663	1,816	1,226	521	445	420	544	541
Legal and Professional Fees	2,707	2,139	1,839	1,290	897	890	591	715	511	452
Other Expenses	4,585	4,181	3,824	3,193	2,512	1,366	1,162	978	1,079	1,138
Total Noninterest Expense	**$ 52,781**	**$ 47,333**	**$ 43,893**	**$ 40,790**	**$ 35,616**	**$ 13,851**	**$ 13,479**	**$ 12,609**	**$ 12,842**	**$ 11,052**
(Loss)/Income Before (Benefit)/Provision for Income Taxes	**$ (26,970)**	**$ 29,808**	**$ 23,972**	**$ 34,449**	**$ 17,154**	**$ 10,091**	**$ (53,036)**	**$ 8,294**	**$ 7,681**	**$ 9,208**
(Benefit)/Provision for Income Taxes	(7,417)	8,788	7,171	9,426	4,890	3,142	(15,301)	2,497	2,245	2,751
Net (Loss)/Income	**$ (19,553)**	**$ 21,015**	**$ 16,801**	**$ 25,023**	**$ 12,264**	**$ 6,949**	**$ (37,735)**	**$ 5,797**	**$ 5,436**	**$ 6,457**
Basic (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.83	$ 2.29	$ 3.68	$ 2.08	$ 0.66	$ (4.12)	$ 0.77	$ 0.73	$ 0.87
Diluted (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.76	$ 2.24	$ 3.60	$ 2.02	$ 0.65	$ (4.12)	$ 0.75	$ 0.71	$ 0.84

GAAP to Non-GAAP Reconciliation

	Fiscal Year Ended December 31,					Quarter Ended				
$ in thousands	2025	2024	2023	2022	2021	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Non-GAAP Adjusted Net Income Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$6,949	($37,735)	$5,797	$5,436	$6,457
Loss on Sale of Securities	62,391	-	6,214	404	-	-	62,391	-	-	-
Tax Impact of Loss on Sale of Securities	(17,949)	-	(1,731)	(109)		-	(17,949)	-	-	-
Severance	-	-	324	-	-	-	-	-	-	-
Tax Impact of Severance	-	-	(91)	-	-	-	-	-	-	-
BOLI Surrender Tax Expense	-	-	478	-	-	-	-	-	-	-
Net Income - Adjusted (non-GAAP)	**$24,889**	**$21,015**	**$21,995**	**$25,318**	**$12,264**	**$6,949**	**$6,707**	**$5,797**	**$5,436**	**$6,457**
Non-GAAP Adjusted Diluted Earnings Per Share Reconciliation										
Diluted (Loss) / Earnings Per Share - GAAP	($2.25)	$2.76	$2.24	$3.60	$2.02	$0.65	($4.12)	$0.75	$0.75	$0.75
Loss on Sale of Securities, Net of Income Tax	5.06	-	0.60	0.04	-	-	4.84	-	-	-
Severance, Net of Income Tax	-	-	0.03	-	-	-	-	-	-	-
BOLI Surrender Tax Expense	-	-	0.06	-	-	-	-	-	-	-
Diluted Earnings Per Share - Adjusted (non-GAAP)	**$2.80**	**$2.76**	**$2.94**	**$3.64**	**$2.02**	**$0.65**	**$0.72**	**$0.75**	**$0.75**	**$0.75**
Non-GAAP Adjusted Return on Average Assets Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$6,949	($37,735)	$5,797	$5,436	$6,457
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,459,110	2,357,158	2,322,264	2,289,935	2,250,086
Return on Average Assets - GAAP	(0.83%)	0.93%	0.77%	1.21%	0.72%	1.12%	(6.35%)	1.00%	0.96%	1.14%
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$6,949	$6,707	$5,797	$5,436	$6,457
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,459,110	2,357,158	2,322,264	2,289,935	2,250,086
Return on Average Assets - Adjusted (non-GAAP)	**1.06%**	**0.93%**	**1.01%**	**1.22%**	**0.72%**	**1.12%**	**1.13%**	**1.00%**	**0.96%**	**1.14%**
Non-GAAP Adjusted Return on Average Equity Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$6,949	($37,735)	$5,797	$5,436	$6,457
Average Total Equity	227,210	175,348	150,045	135,841	133,646	278,382	236,903	200,608	191,891	188,170
Return on Average Equity - GAAP	(8.61%)	11.98%	11.20%	18.42%	9.18%	9.90%	(63.19%)	11.59%	11.49%	13.65%
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$6,949	$6,707	$5,797	$5,436	$6,457
Average Total Equity	227,210	175,348	150,045	135,841	133,646	278,382	236,903	200,608	191,891	188,170
Return on Average Equity - Adjusted (non-GAAP)	**10.95%**	**11.98%**	**14.66%**	**18.64%**	**9.18%**	**9.90%**	**11.23%**	**11.59%**	**11.49%**	**13.65%**

GAAP to Non-GAAP Reconciliation

	Fiscal Year Ended December 31,					Quarter Ended				
$ in thousands	2025	2024	2023	2022	2021	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Non-GAAP Adjusted Efficiency Ratio Reconciliation										
Noninterest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$13,851	$13,479	$12,609	$12,842	$11,052
Net Interest Income	87,306	75,222	73,559	74,079	51,029	25,013	22,650	20,290	19,352	19,199
Noninterest Income	(56,376)	6,010	(2,652)	4,670	5,313	1,767	(60,852)	1,538	1,171	1,840
Efficiency Ratio - GAAP	170.65%	58.27%	61.90%	51.80%	63.21%	51.72%	(35.28%)	57.77%	62.57%	52.53%
Noninterest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$13,851	$13,479	$12,609	$12,842	$11,052
Net Interest Income	87,306	75,222	73,559	74,079	51,029	25,013	22,650	20,290	19,352	19,199
Noninterest Income	(56,376)	6,010	(2,652)	4,670	5,313	1,767	(60,852)	1,538	1,171	1,840
Loss on Sale of Securities	62,391	-	6,214	404	-	-	62,391	-	-	-
Severance	-	-	324	-	-	-	-	-	-	-
Noninterest Income - Adjusted	6,015	6,010	3,886	5,074	5,313	1,767	1,539	1,538	1,171	1,840
Efficiency Ratio - Adjusted (non-GAAP)	**56.56%**	**58.30%**	**56.68%**	**51.53%**	**63.21%**	**51.72%**	**55.72%**	**57.77%**	**62.57%**	**52.53%**
Non-GAAP Taxable Equivalent Net Interest Income Reconciliation										
Net Interest Income - GAAP	$87,306	$75,222	$73,559	$74,079	$51,029	$25,013	$22,650	$20,290	$19,352	$19,199
Taxable Equivalent Adjustment	32	25	72	173	-	8	8	8	8	7
Net Interest Income - Taxable Equivalent (non-GAAP)	**$87,337**	**$75,247**	**$73,631**	**$74,252**	**$51,029**	**$25,021**	**$22,658**	**$20,298**	**$19,360**	**$19,206**